THE HENNESSY
                                  FUNDS, INC.

                                 ANNUAL REPORT
                                 JUNE 30, 2000

                             (HENNESSY FUNDS LOGO)

                                 Hennessy Funds

                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                            Novato, California 94945
                                 (415) 899-1555
                                1 (800) 966-4354
                      Email: fundsinfo@hennessy-funds.com
                     Webpage: http://www.hennessy-funds.com
                   Hennessy Leveraged Dogs Fund Symbol: HDOGX
                      Hennessy Balanced Fund Symbol: HBFBX

                            THE HENNESSY FUNDS, INC.

                                                                     August 2000

Dear Shareholder:

The news is full of items pitting the "new economy" versus "old economy." The "new economy" is identified with the high tech and Internet industries while the "old economy" is identified with oil, retail, paper, autos and other old-line industries. But even as the "new economy" makes headlines, in our day-to-day lives we are supporting the "old economy" companies. For example, every employee (even a "new economy" employee) still needs office supplies - (MMM), and that same employee needs to print reports on copy paper - (International Paper), he needs to drive his car and take his "razor" scooter out of his trunk (General Motors & Goodyear Tire), and he needs gas to fill his tank - (Exxon-Mobil). It is clearly evident that without the "old economy" there would be no "new economy."

Over the past year our investment strategy of investing in stocks with high dividend yields resulted in our funds' performance trailing the major stock market indices. Our funds were plagued with fears of the end of the tobacco industry to the end of the traditional telephone industry, while the financial markets watched the dot-com mania rule the roost. Our Balanced Fund fell 10.4%, and our Leveraged Fund fell 17.5%, while the Dow Jones Industrial Average fell only 3.31%. As we know, from time to time the "Dogs of the Dow" can under perform the broad market indices, but they have historically been a good long-term investment strategy. It is easy to get caught up in the short-term hype of the market and forget that investing is like running a marathon; slow and steady wins the race.

This calendar year a different scenario is developing. Wall Street is again recognizing the merit of value investing, and many of the companies we hold are turning around. For example, since it's low of this year (March 29, 2000) Philip Morris has gained over 60%. As always, we feel that our funds create good long-term strategies to benefit our investors in all kinds of markets.

Thank you for continuing to put your trust and confidence in us. If you have any questions, please do not hesitate to contact our offices at 1-800-966-4354. Visit us at www.hennessy-funds.com to see what's new.

Thank you again for making the Hennessy Funds part of your investment portfolio.

Best wishes,

/s/ Neil J. Hennessy

Neil J. Hennessy
President & Portfolio Manager

                             HENNESSY BALANCED FUND

              HENNESSY     DOW JONES       MERRILL LYNCH
              BALANCED    INDUSTRIAL          ONE YEAR        STANDARD & POOR'S
  DATE          FUND        AVERAGE     TREASURY BILL INDEX    500 STOCK INDEX
  3/8/96*<F1>  $10,000      $10,000           $10,000              $10,000
 6/30/96       $10,180      $10,406           $10,155              $10,658
12/31/96       $11,025      $12,006           $10,474              $11,903
 6/30/97       $11,982      $14,422           $10,783              $14,356
12/31/97       $12,460      $15,000           $11,097              $15,874
 6/30/98       $13,037      $17,121           $11,408              $18,686
12/31/98       $13,386      $17,719           $11,751              $20,411
 6/30/99       $14,290      $21,343           $11,995              $22,939
12/31/99       $13,592      $22,539           $12,225              $24,706
 6/30/00       $12,803      $20,636           $12,609              $24,601

*<F1>  inception date

This chart assumes an initial investment of $10,000, made on 3/8/96 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                        AVERAGE ANNUAL RATE OF RETURN(%)
                       FOR THE PERIOD ENDED JUNE 30, 2000

                                            ONE YEAR ENDED    SINCE INCEPTION
                                            JUNE 30, 2000          3/8/96
                                            --------------    ---------------
 Hennessy Balanced Fund                        -10.40%              5.89%
 Dow Jones Industrial Average                   -3.31%             18.27%
 Merrill Lynch One Year Treasury Bill Index      5.12%              5.52%
 Standard & Poor's 500 Stock Index               7.25%             23.18%

                          HENNESSY LEVERAGED DOGS FUND

              HENNESSY     DOW JONES       MERRILL LYNCH
              LEVERAGED   INDUSTRIAL          ONE YEAR        STANDARD & POOR'S
  DATE        DOGS FUND     AVERAGE     TREASURY BILL INDEX    500 STOCK INDEX
 7/29/98*<F2>  $10,000      $10,000           $10,000              $10,000
 9/30/98       $10,091       $8,834           $10,164               $9,067
12/31/98       $10,016      $10,388           $10,253              $10,998
 3/31/99        $9,987      $11,119           $10,357              $11,546
 6/30/99       $11,028      $12,512           $10,466              $12,360
 9/30/99       $10,510      $11,839           $10,597              $11,588
12/31/99       $10,196      $13,214           $10,667              $13,312
 3/31/00        $9,634      $12,599           $10,803              $13,617
 6/30/00        $9,098      $12,098           $11,002              $13,256

*<F2> inception date

This chart assumes an initial investment of $10,000, made on 7/29/98 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                        AVERAGE ANNUAL RATE OF RETURN(%)
                       FOR THE PERIOD ENDED JUNE 30, 2000

                                            ONE YEAR ENDED    SINCE INCEPTION
                                            JUNE 30, 2000         7/29/98
                                            --------------    ---------------
 Hennessy Leveraged Dogs Fund                  -17.50%             -4.79%
 Dow Jones Industrial Average                   -3.31%             10.39%
 Merrill Lynch One Year Treasury Bill Index      5.12%              5.08%
 Standard & Poor's 500 Stock Index               7.25%             15.76%

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000

                                                                                                          HENNESSY
                                                                                      HENNESSY           LEVERAGED
                                                                                   BALANCED FUND         DOGS FUND
                                                                                   -------------         ---------
ASSETS:
Investments, at value (cost $16,944,194 and $4,969,986 respectively)                $16,078,885          $4,587,186
Receivable from Adviser                                                                      --               5,478
Receivable for investment securities sold                                                    --             197,280
Income receivable                                                                        37,415              13,471
Receivable for fund shares sold                                                              --              25,000
Organization costs, net of accumulated amortization                                       5,284                  --
Other assets                                                                             11,318              15,035
                                                                                    -----------         -----------
     Total assets                                                                    16,132,902           4,843,450
                                                                                    -----------         -----------

LIABILITIES:
Payable to Adviser                                                                       11,690                  --
Payable to Custodian                                                                         --             153,904
Reverse repurchase agreement                                                                 --           1,277,288
Accrued expenses and other payables                                                      41,404              27,279
                                                                                    -----------         -----------
     Total Liabilities                                                                   53,094           1,458,471
                                                                                    -----------         -----------
NET ASSETS                                                                          $16,079,808          $3,384,979
                                                                                    -----------         -----------
                                                                                    -----------         -----------

NET ASSETS CONSIST OF:
Capital stock                                                                       $16,927,733          $4,111,148
Accumulated undistributed net investment income                                           1,040                 118
Accumulated undistributed net realized gains (losses) on investments                     16,344            (343,487)
Unrealized net (depreciation) on investments                                           (865,309)           (382,800)
                                                                                    -----------         -----------
     Total Net Assets                                                               $16,079,808          $3,384,979
                                                                                    -----------         -----------
                                                                                    -----------         -----------

Shares authorized ($.0001 par value)                                                100,000,000         100,000,000
Shares issued and outstanding                                                         1,550,693             392,514
Net asset value, offering price and redemption price per share                      $     10.37         $      8.62
                                                                                    -----------         -----------
                                                                                    -----------         -----------

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED JUNE 30, 2000

                                                                                                          HENNESSY
                                                                                      HENNESSY           LEVERAGED
                                                                                   BALANCED FUND         DOGS FUND
                                                                                   -------------         ---------
INVESTMENT INCOME:
     Dividend income                                                                $   306,973         $   110,214
     Interest income                                                                    534,792             142,202
                                                                                    -----------         -----------
          Total investment income                                                       841,765             252,416
                                                                                    -----------         -----------

EXPENSES:
     Investment advisory fees                                                           127,758              30,384
     Administration fees                                                                 29,789              24,427
     Shareholder servicing                                                               28,464              13,507
     Fund accounting fees                                                                25,760              24,259
     Distribution fees                                                                   53,232              12,660
     Custody fees                                                                         7,781               3,965
     Federal and state registration fees                                                 13,720              10,520
     Audit fees                                                                          13,417               6,840
     Legal fees                                                                          18,493               5,819
     Reports to shareholders                                                              7,472               1,535
     Amortization of organization costs                                                   7,774                  --
     Directors' fees and expenses                                                         2,785               1,993
     Other                                                                                4,079               3,596
                                                                                    -----------         -----------
     Total operating expenses before interest expense                                   340,524             139,505
     Interest expense                                                                        --              84,686
     Less, expense reimbursement                                                             --             (78,737)
                                                                                    -----------         -----------
          Net expenses                                                                  340,524             145,454
                                                                                    -----------         -----------
NET INVESTMENT INCOME                                                                   501,241             106,962
                                                                                    -----------         -----------

REALIZED AND UNREALIZED GAINS (LOSSES):
     Net realized gains (losses) on investments                                         436,091            (341,579)
     Change in unrealized appreciation or depreciation on investments                (3,293,114)           (732,787)
                                                                                    -----------         -----------
          Net loss on investments                                                    (2,857,023)         (1,074,366)
                                                                                    -----------         -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                                         $(2,355,782)        $  (967,404)
                                                                                    -----------         -----------
                                                                                    -----------         -----------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                          HENNESSY BALANCED FUND             HENNESSY LEVERAGED DOGS FUND
                                                     -------------------------------     ------------------------------------
                                                       YEAR ENDED      YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                     JUNE 30, 2000    JUNE 30, 1999     JUNE 30, 2000     JUNE 30, 1999*<F3>
                                                     -------------    -------------     -------------     ------------------
OPERATIONS:
   Net investment income                              $   501,241      $   526,620        $  106,962          $   85,797
   Net realized gains (losses) on investments             436,091        1,109,164          (341,579)             (1,908)
   Change in unrealized appreciation or
     depreciation on investments                       (3,293,114)         477,903          (732,787)            349,987
                                                      -----------      -----------        ----------          ----------
   Net increase (decrease) in net assets
     resulting from operations                         (2,355,782)       2,113,687          (967,404)            433,876
                                                      -----------      -----------        ----------          ----------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            (501,285)        (528,138)         (106,995)            (85,646)
   From net realized gains                             (1,308,316)        (915,182)               --                  --
                                                      -----------      -----------        ----------          ----------
                                                       (1,809,601)      (1,443,320)         (106,995)            (85,646)
                                                      -----------      -----------        ----------          ----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares subscribed                      2,595,617        2,560,820         1,300,866           5,322,828
   Shares issued to holders in
     reinvestment of dividends                          1,779,547        1,412,416           105,301              85,045
   Cost of shares redeemed                             (8,171,145)      (4,098,397)       (2,369,209)           (333,683)
                                                      -----------      -----------        ----------          ----------
   Net increase (decrease) in net assets
     resulting from capital share transactions         (3,795,981)        (125,161)         (963,042)          5,074,190
                                                      -----------      -----------        ----------          ----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                        (7,961,364)         545,206        (2,037,441)          5,422,420

NET ASSETS:
   Beginning of period                                 24,041,172       23,495,966         5,422,420                   0
                                                      -----------      -----------        ----------          ----------
   End of period (including undistributed
     net investment income of $1,040, $1,046,
     $118 and $151, respectively)                     $16,079,808      $24,041,172        $3,384,979          $5,422,420
                                                      -----------      -----------        ----------          ----------
                                                      -----------      -----------        ----------          ----------

CHANGES IN SHARES OUTSTANDING:
   Shares sold                                            213,863          209,769           129,044             530,459
   Shares issued to holders as
     reinvestment of dividends                            158,111          118,867            11,123               8,348
   Shares redeemed                                       (734,650)        (337,156)         (254,453)            (32,007)
                                                      -----------      -----------        ----------          ----------
   Net increase (decrease)                               (362,676)          (8,520)         (114,286)            506,800
                                                      -----------      -----------        ----------          ----------
                                                      -----------      -----------        ----------          ----------

*<F3> For the period July 29, 1998 (commencement of operations) through June 30, 1999.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                             HENNESSY BALANCED FUND
                                              ------------------------------------------------------------------------------------
                                                                                                              MARCH 8, 1996(1)<F4>
                                               YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED          THROUGH
                                              JUNE 30, 2000   JUNE 30, 1999   JUNE 30, 1998   JUNE 30, 1997      JUNE 30, 1996
                                              -------------   -------------   -------------   -------------      -------------
PER SHARE DATA:
   Net asset value, beginning of period          $12.56          $12.23          $11.67          $10.18             $10.00
   Income from investment operations:
      Net investment income                        0.28            0.28            0.29            0.23               0.06
      Net realized and unrealized gains
        (losses) on securities                    (1.53)           0.83            0.73            1.55               0.12
                                                 ------          ------          ------          ------             ------
       Total from investment operations           (1.25)           1.11            1.02            1.78               0.18

   Less Distributions:
      Dividends from net investment income        (0.28)          (0.28)          (0.29)          (0.29)                --
      Dividends from realized capital gains       (0.66)          (0.50)          (0.17)             --                 --
                                                 ------          ------          ------          ------             ------
       Total distributions                        (0.94)          (0.78)          (0.46)          (0.29)                --
                                                 ------          ------          ------          ------             ------
   Net asset value, end of period                $10.37          $12.56          $12.23          $11.67             $10.18
                                                 ------          ------          ------          ------             ------
                                                 ------          ------          ------          ------             ------

TOTAL RETURN                                    (10.40%)          9.61%           8.80%          17.70%              1.80%(2)<F5>

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands,
     end of period                              $16,080         $24,041         $23,496         $17,639             $6,866
   Ratio of net expenses
     to average net assets:
        Before expense reimbursement              1.61%           1.55%           2.39%           2.48%              4.04%(3)<F6>
        After expense reimbursement               1.61%           1.55%           1.64%           1.90%              1.90%(3)<F6>
   Ratio of net investment income
     to average net assets:
        Before expense reimbursement              2.36%           2.28%           1.69%           1.84%              0.85%(3)<F6>
        After expense reimbursement               2.36%           2.28%           2.44%           2.41%              2.99%(3)<F6>
   Portfolio turnover rate                       31.16%          28.92%          23.24%          20.01%                 --(4)<F7>

(1)<F4>   Commencement of operations.
(2)<F5>   Not annualized.
(3)<F6>   Annualized.
(4)<F7> For the period March 8, 1996 through June 30, 1996, there were no sales of securities other than short-term securities which are not factored into this calculation.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                HENNESSY LEVERAGED DOGS FUND
                                                                         ------------------------------------------
                                                                                               JULY 29, 1998(1)<F8>
                                                                           YEAR ENDED                THROUGH
                                                                         JUNE 30, 2000            JUNE 30, 1999
                                                                         -------------            -------------
PER SHARE DATA:
   Net asset value, beginning of period                                     $10.70                   $10.00
   Income from investment operations:
      Net investment income                                                   0.22                     0.31
      Net realized and unrealized gains (losses) on securities               (2.08)                    0.70
                                                                            ------                   ------
        Total from investment operations                                     (1.86)                    1.01

   Less Distributions:
      Dividends from net investment income                                   (0.22)                   (0.31)
      Dividends from realized capital gains                                     --                       --
                                                                            ------                   ------
        Total distributions                                                  (0.22)                   (0.31)
                                                                            ------                   ------
   Net asset value, end of period                                           $ 8.62                   $10.70
                                                                            ------                   ------
                                                                            ------                   ------

TOTAL RETURN                                                               (17.50%)                  10.28%(2)<F9>

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                                  $3,385                   $5,422
   Ratio of net operating expenses to average net assets:
      Before expense reimbursement                                           2.76%(6)<F13>            4.35%(3)<F10>(4)<F11>
      After expense reimbursement                                            1.20%(6)<F13>              --%(3)<F10>(4)<F11>
   Ratio of interest expense to average net assets                           1.68%                    1.17%
   Ratio of net investment income to average net assets:
      Before expense reimbursement                                           0.56%                   (0.90%)(3)<F10>
      After expense reimbursement                                            2.12%                    3.45%(3)<F10>
   Portfolio turnover rate                                                  33.58%                      --%(5)<F12>

(1)<F8>   Commencement of operations.
(2)<F9>   Not annualized.
(3)<F10>  Annualized.
(4)<F11> For the period ended June 30, 1999, the ratio of operating expenses to average net assets excludes interest expense. The ratio before and after expense reimbursement, including interest expense, would be 5.52% and 1.17%, respectively.
(5)<F12> For the period July 29, 1998 through June 30, 1999, there were no sales of securities other than short-term securities which are not factored into this calculation.
(6)<F13> For the period ended June 30, 2000 the ratio of operating expenses to average net assets excludes interest expense. The ratio before and after expense reimbursement, including interest expense, would be 4.44% and 2.88%, respectively.

                     See notes to the financial statements.

HENNESSY BALANCED FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2000

  NUMBER
OF SHARES                                                             VALUE
---------                                                             -----
             COMMON STOCKS -- 47.6%

             AUTOMOBILES & TRUCKS -- 4.9%
    13,575   General Motors Corporation                            $   788,199
                                                                   -----------

             BANK & BANK HOLDING COMPANY -- 5.2%
     7,650   J.P. Morgan and Co. Incorporated                          842,456
                                                                   -----------

             CAPITAL GOODS -- 4.3%
    20,425   Caterpillar, Inc.                                         691,897
                                                                   -----------

             CHEMICALS -- 3.5%
    12,850   E. I. du Pont de Nemours and Company                      562,188
                                                                   -----------

             CONSUMER DURABLES -- 5.5%
    14,800   Eastman Kodak Company                                     880,600
                                                                   -----------

             CONSUMER PRODUCTS -- 0.8%
     2,075   Procter & Gamble Company                                  118,794
                                                                   -----------

             ENERGY -- 4.8%
     2,410   Chevron Corporation                                       204,398
     7,175   Exxon Mobil Corporation                                   563,238
                                                                   -----------
                                                                       767,636
                                                                   -----------

             FOOD, BEVERAGE & TOBACCO -- 5.6%
    34,150   Philip Morris Companies, Inc.                             907,109
                                                                   -----------

             MANUFACTURING -- 5.4%
    10,500   Minnesota Mining and Manufacturing Company                866,250
                                                                   -----------

             PAPER & FOREST PRODUCTS -- 2.3%
    12,375   International Paper Company                               368,930
                                                                   -----------

             RETAIL -- 1.1%
     5,275   Sears, Roebuck and Co.                                    172,097
                                                                   -----------

             RUBBER & TIRES -- 0.5%
     4,585   Goodyear Tire & Rubber Company                             91,700
                                                                   -----------

             TELECOMMUNICATIONS -- 3.7%
     7,000   AT&T Corp.                                                221,375
     8,750   SBC Communications, Inc.                                  378,438
                                                                   -----------
                                                                       599,813
                                                                   -----------
             TOTAL COMMON STOCKS (Cost $8,524,640)                   7,657,669
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
             SHORT-TERM INVESTMENTS -- 52.4%

             U.S. GOVERNMENT -- 49.3%
             U.S. Treasury Bills:
$  628,000   4.84%, 7/20/00                                            626,419
   301,000   5.59%,  8/03/00                                           299,480
 1,468,000   4.92%, 8/17/00                                          1,458,692
 1,075,000   5.60%, 9/14//00                                         1,062,641
   354,000   5.72%, 10/12/00                                           348,289
   315,000   5.72%, 10/12/00                                           309,918
   276,000   5.87%, 11/09/00                                           270,185
 2,513,000   5.58%, 3/01/01                                          2,419,632
 1,189,000   5.78%, 5/31/01                                          1,126,059
                                                                   -----------
                                                                     7,921,315
                                                                   -----------

             VARIABLE RATE DEMAND NOTES#<F14> -- 3.1%
   225,783   American Family Financial Services, Inc., 6.31%           225,783
    38,946   General Mills, Inc., 6.28%                                 38,946
   112,616   Firstar Corporation, 6.42%                                112,616
    62,805   Wisconsin Corporation Central Credit Union, 6.34%          62,805
    59,751   Wisconsin Electric Power Co., 6.31%                        59,751
                                                                   -----------
                                                                       499,901
                                                                   -----------
             TOTAL SHORT-TERM INVESTMENTS (Cost $8,419,554)          8,421,216
                                                                   -----------
             TOTAL INVESTMENTS -- 100.0% (Cost $16,944,194)         16,078,885
                                                                   -----------
             Other Assets and Liabilities, Net -- (0.0%)                   923
                                                                   -----------
             NET ASSETS -- 100.0%                                  $16,079,808
                                                                   -----------
                                                                   -----------

#<F14> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2000.

                     See notes to the financial statements.

HENNESSY LEVERAGED DOGS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2000

  NUMBER
OF SHARES                                                             VALUE
---------                                                             -----
             COMMON STOCKS -- 72.0%

             AUTOMOBILES & TRUCKS -- 6.1%
     3,550   General Motors Corporation                            $   206,122
                                                                   -----------

             BANK & BANK HOLDING COMPANY -- 7.4%
     2,275   J.P. Morgan and Co. Incorporated                          250,534
                                                                   -----------

             CAPITAL GOODS -- 6.6%
     6,575   Caterpillar, Inc.                                         222,728
                                                                   -----------

             CHEMICALS -- 6.2%
     4,800   E. I. du Pont de Nemours and Company                      210,000
                                                                   -----------

             CONSUMER DURABLES -- 7.9%
     4,475   Eastman Kodak Company                                     266,263
                                                                   -----------

             ENERGY -- 6.7%
     2,885   Exxon Mobil Corporation                                   226,472
                                                                   -----------

             FOOD, BEVERAGE & TOBACCO -- 10.2%
    12,950   Philip Morris Companies, Inc.                             343,984
                                                                   -----------

             MANUFACTURING -- 7.4%
     3,050   Minnesota Mining and Manufacturing Company                251,625
                                                                   -----------

             PAPER & FOREST PRODUCTS -- 5.2%
     5,900   International Paper Company                               175,894
                                                                   -----------

             TELECOMMUNICATIONS -- 8.3%
       825   AT&T Corp.                                                 26,091
     5,925   SBC Communications, Inc.                                  256,256
                                                                   -----------
                                                                       282,347
                                                                   -----------
             TOTAL COMMON STOCKS (Cost $2,818,769)                   2,435,969
                                                                   -----------

 PRINCIPAL
  AMOUNT
 ---------
             SHORT-TERM INVESTMENTS -- 63.5%

             U.S. GOVERNMENT -- 63.5%
             U.S. Treasury Bill:
$2,160,000   5.71%, 7/27/00 *<F15>                                   2,151,217
                                                                   -----------
             TOTAL SHORT-TERM INVESTMENTS (Cost $2,151,217)          2,151,217
                                                                   -----------
             TOTAL INVESTMENTS -- 135.5% (Cost $4,969,986)           4,587,186
                                                                   -----------
             Other Liabilities and Assets, Net -- (35.5%)           (1,202,207)
                                                                   -----------
             NET ASSETS -- 100.0%                                  $ 3,384,979
                                                                   -----------
                                                                   -----------

*<F15> Collateral or partial collateral for securities sold subject to repurchase.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2000

1).  ORGANIZATION

     The Hennessy Funds, Inc., organized as a Maryland corporation on January 11, 1996, consists of two separate portfolios: The Hennessy Funds, Inc. --
Hennessy Balanced Fund (the "Balanced Fund") and   The Hennessy Funds, Inc. --
Hennessy Leveraged Dogs Fund (the "Leveraged Dogs Fund"). Both funds are open-end, non-diversified companies registered under the Investment Company Act of 1940, as amended. The investment objectives and organization costs of The Hennessy Funds, Inc. are set forth below.

     The objectives of the Hennessy Balanced Fund are capital appreciation and current income. The investment strategy involves investing approximately one half of the portfolio's assets in one-year Treasury Bills and the other half in the top ten dividend yielding stocks of the Dow Jones Industrial Average. Bi-monthly, the Balanced Fund will determine the ten highest yielding common stocks in the Dow Jones Industrial Average. All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Balanced Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the Dow Jones Industrial Average.

     Between the date of organization and the commencement of investment operations on March 8, 1996, the Balanced Fund had no operations other than incurring organizational expenses. These costs aggregated $38,758 and are being amortized over the period of benefit, but not to exceed sixty months from the date the Balanced Fund commenced investment operations.

     The Leveraged Dogs Fund's investment objective is to achieve total return that in the long run will exceed that of the Dow Jones Industrial Average (the "DJIA"). The investment strategy involves borrowing money for investment purposes, and investing approximately one half of the portfolio's assets, including proceeds from borrowing, in one-year Treasury Bills and the other half in the top ten dividend yielding stocks of the DJIA. Bi-monthly, the Leveraged Dogs Fund will determine the ten highest yielding common stocks in the DJIA.
All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Leveraged Dogs Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA.

2).  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

b). Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareowners and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of wash sales treatment for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes.

c). Income and Expenses -- Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d). Distributions to Shareowners -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually. During the year ended June 30, 2000, the Balanced Fund paid capital gain dividends of $1,308,316 (taxable as long term capital gains).

e). Security Transactions -- Investment and shareowner transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.

f). Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from from those estimates.

3).  REVERSE REPURCHASE AGREEMENTS

     The Leveraged Dogs Fund has entered into reverse repurchase agreements with Paine Webber, Inc., under which the Leveraged Dogs Fund sells securities and agrees to repurchase them at a mutually agreed upon price. For the period ended June 30, 2000, the average daily balance and average interest rate in effect for reverse repurchase agreements was $1,482,395 and 5.66%, respectively. At June 30, 2000, the interest rate in effect for the outstanding reverse repurchase agreement, scheduled to mature on July 27, 2000, is 6.50% and represented 26.05% of the Leveraged Dogs Fund's total assets.

4).  INVESTMENT TRANSACTIONS

     During the periods ended June 30, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                              HENNESSY       HENNESSY
                                              BALANCED      LEVERAGED
                                                FUND        DOGS FUND
                                              --------      ---------
     Purchases                               $3,183,320     $1,196,291
     Sales                                   $4,893,619     $1,760,620

     The following balances for the Funds are as of June 30, 2000:

                                              HENNESSY       HENNESSY
                                              BALANCED      LEVERAGED
                                                FUND        DOGS FUND
                                              --------      ---------
     Cost for federal
       income tax purposes                  $17,001,536     $4,969,986
     Net tax unrealized
       depreciation                            (922,651)      (382,800)
     Tax basis gross
       unrealized
       appreciation                             421,742         76,164
     Tax basis gross
       unrealized
       depreciation                          (1,344,393)      (458,964)

     The Leveraged Dogs Fund realized on a tax basis, post-October losses through June 30, 2000 of $343,487 which are not recognized for tax purposes until the first day of the following fiscal year.

5).  INVESTMENT ADVISORY AND OTHER
     AGREEMENTS

     The Balanced Fund has entered into an investment advisory agreement with The Hennessy Management Co., L.P. (the "Balanced Fund Adviser"). The Balanced Fund Adviser is a California limited partnership organized on October 24, 1995, for the purpose of becoming the Balanced Fund's investment adviser. The Leveraged Dogs Fund has entered into an investment advisory agreement with The Hennessy Management Co. 2, L.P. (the "Leveraged Dogs Fund Adviser"). The Leveraged Dogs Adviser is a California limited partnership organized on February 2, 1998, for the purpose of becoming the Leveraged Dogs Fund's investment adviser. The general partner of both Advisers is Edward J. Hennessy, Incorporated ("Hennessy"). Hennessy is a registered investment adviser and during the year ending June 30, 2000 was a registered broker-dealer. Edward J. Hennessy received commissions of $9,949 and $3,684 for transactions related to the purchase and sales of securities held by the Balanced Fund and Leveraged Dogs Fund, respectively, for the year ending June 30, 2000. Hennessy was organized in 1989 and is controlled by Neil J. Hennessy, who is a director and the president of Hennessy.

     Pursuant to the Advisory Agreements, the Balanced Fund Adviser and Leveraged Dogs Fund Adviser are entitled to receive a fee, calculated daily and payable monthly, at an annual rate not to exceed 0.60% of each Funds' average daily net assets.

     The Funds have adopted a plan pursuant to Rule 12b-1 which authorizes payments in connection with the distribution of Fund shares at an annual rate not to exceed 0.25% of each Fund's average daily net assets. Amounts paid under the Plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners and the printing and mailing of sales literature.

     For the fiscal year ending June 30, 2000, the investment adviser to the Leveraged Dogs Fund reimbursed the Leveraged Dogs Fund to the extent necessary to insure that "Other Expenses" less "Interest Expense" did not exceed 0.35% and "Total Annual Fund Operating Expenses" less "Interest Expense" did not exceed 1.20%.

     Firstar Bank, N.A. serves as custodian for the Funds. Firstar Mutual Fund Services, LLC serves as transfer agent, dividend disbursing agent, administrator and accounting services agent for the Funds.

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
The Hennessy Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of The Hennessy Funds, Inc., (comprising, respectively, the Hennessy Balanced Fund and the Hennessy Leveraged Dogs Fund), collectively referred to as the "Funds", including the schedules of investments, as of June 30, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for the each of the years in the two-year period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Balanced Fund and the Hennessy Leveraged Dogs Fund as of June 30, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois
July 26, 2000

INVESTMENT ADVISERS
   The Hennessy Management Co., L.P.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

   The Hennessy Management Co. 2, L.P.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING AGENT
   Firstar Mutual Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

CUSTODIAN
   Firstar Bank, N.A.
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

DIRECTORS
   Neil J. Hennessy
   Brian A. Hennessy
   Robert T. Doyle
   Rodger D. Offenbach
   J. Dennis DeSousa

COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
   KPMG LLP
   303 East Wacker Drive
   Chicago, Illinois 60601